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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 3, 2000

                       Commission File Number: 000-1095478


                  INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
             (Exact name of Registrant as specified in its charter)



               BERMUDA                                         98-0155633
(State of incorporation or organization)                 (IRS Employer I.D. No.)


CLARENDON HOUSE, 2 CHURCH STREET
P.O. BOX HM 1022
HAMILTON HM DX, BERMUDA                                      NOT APPLICABLE
(Address of principal executive offices)                       (Zip Code)

                                 1-441-295-5950
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
        (Former name, former address and former fiscal year, if changed since last report.)


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Item 5. OTHER EVENTS

         On July 3, 2000, interWAVE Communications International, Ltd. (the
"Registrant") completed the acquisition of some of the assets of 3C Limited of Hong Kong. The transaction will be accounted for using purchase accounting. A copy of the press release issued by the Registrant on June 29, 2000 concerning the signing of the agreement for the foregoing transaction is filed herewith as
Exhibit 20.1 and is incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2000               interWAVE Communications International, Ltd.



                                   By: /s/ Thomas W. Hubbs
                                       ----------------------------------------
                                       Thomas W. Hubbs
                                       Executive Vice President and
                                       Chief Financial Officer



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                                  EXHIBIT INDEX

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
Exhibit
Number                            Description of Document
-------                           -----------------------
20.1                       Press Release of Registrant, dated June 29, 2000,
                           announcing the signing of an agreement to purchase
                           intellectual property and other assets of 3C Limited,
                           a Hong Kong based telecommunications technology
                           developer.